UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 14, 2025

Date of Report (Date of earliest event reported)

FUNKO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38274	35-2593276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2802 Wetmore Avenue

Everett, Washington 98201

(Address of Principal Executive Offices) (Zip Code)

(425) 783-3616

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	FNKO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, Funko, Inc. (the “Company”) is party to a Stockholder’s Agreement, dated May 3, 2022 (the “Stockholders Agreement”), with its largest stockholder, TCG Fuji 3.0, LP (“TCG”). The Stockholders Agreement provides that for as long as TCG, together with any affiliate of TCG to which TCG transfers the Company’s Class A common stock (collectively, “TCG Related Parties”), beneficially owns, directly or indirectly, in the aggregate, 22% or more of all issued and outstanding shares of the Company’s Class A common stock (assuming that all outstanding common units in the Company’s subsidiary, Funko Acquisition Holdings, L.L.C., are redeemed for newly issued shares of Class A common stock on a one-for-one basis), the Company will not take certain actions, including making certain issuances of capital stock, without the prior written approval of TCG (such rights, the “Consent Rights”).

On August 14, 2025, in connection with potential future sales under at-the-market offerings pursuant to which the Company may issue and sell shares of Class A common stock from time to time and for which TCG has a Consent Right, the Company and TCG entered into an amendment to the Stockholders Agreement (the “Amendment”) to provide that the 22% beneficial ownership threshold as described above for the TCG Related Parties to retain the Consent Rights will exclude up to $40 million of shares of Class A common stock issued by the Company in at-the-market offerings.

The foregoing description of the Amendment does not purport to be a complete description, and is subject to and qualified in its entirety by reference to the full text of the Amendment which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Amendment to Stockholder’s Agreement, between the Company and TCG Fuji 3.0, LP, dated August 14, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 15, 2025	FUNKO, INC.

		By:	/s/ Tracy D. Daw
Tracy D. Daw
Chief Legal Officer and Secretary